BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund
(the “Fund”)
Supplement dated September 16, 2024 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated January 26, 2024, as supplemented to date
Effective immediately, the Fund has ceased to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and instead operates as a stand-alone fund, as previously disclosed in the Fund’s Summary Prospectuses, Prospectuses and SAI. All references to the “Total Return Fund” or the “Fund” in the Fund’s Summary Prospectuses, Prospectuses and SAI no longer include the Master Portfolio.
Shareholders should retain this Supplement for future reference.
PR2SAI‑TR‑0924SUP